Exhibit 99.1

United Homes Group Announces

Conclusion of Review of Strategic Alternatives

and Resignation of Directors

COLUMBIA, SC – October 20, 2025 - United Homes Group, Inc. (the “Company”) (NASDAQ: UHG), today announced that the special committee of independent directors (the “Special Committee”) previously appointed by the Board of Directors (the “Board”) in May has, in conjunction with its legal and financial advisors, concluded its review of strategic alternatives. After evaluating a full range of strategic alternatives, including a potential sale, merger or other transaction, the Special Committee has unanimously determined that, in light of current macroeconomic conditions, continuing to execute on the Company’s strategic plan as an independent, public company is in the best interests of the Company and its stockholders at this time.

In connection with the conclusion of the strategic review process, four members of the Board, Robert Dozier Jr., Jason Enoch, Alan Levine and James M. Pirrello, informed Michael Nieri, the controlling stockholder and Executive Chairman of the Company, that they were willing to remain on the Board so long as (i) the Company’s existing management team was fully empowered to execute on the Company’s strategic plan and (ii) Mr. Nieri stepped down from his position as Executive Chairman of the Company and agreed to forego any remaining cash compensation to which he would be entitled under his existing employment agreement, in furtherance of Company cost-saving initiatives. Mr. Nieri would not agree to the foregoing conditions. Accordingly, on October 19, 2025, the following members of the Board announced their intention to resign from the Board, effective no later than November 14, 2025, in the hope of facilitating an orderly transition by allowing the Company to timely file its upcoming quarterly report on Form 10-Q and enabling Mr. Nieri to identify new directors:

•	Robert Dozier Jr. (Nominating and Corporate Governance Committee Chair, Audit Committee Member, Compensation Committee Member, Related Party Transactions Committee Member)
•	Jason Enoch (Audit Committee Chair, Related Party Transactions Committee Chair, Compensation Committee Member)
•	Alan Levine (Compensation Committee Chair, Audit Committee Member, Related Party Transactions Committee Member)
•	James M. Pirrello

The resignation letter submitted by the foregoing directors cited, among other reasons, the belief that the Company’s existing management team is better suited to help the Company navigate the current market environment and address the Company’s operational challenges without Mr. Nieri serving as Executive Chairman.

In addition, on October 19, 2025, Nikki R. Haley announced her intention to resign from the Board, effective no later than November 14, 2025, in the hope of facilitating an orderly transition by allowing the Company to timely file its upcoming quarterly report on Form 10-Q and enabling Mr. Nieri to identify new directors. At the time of Ambassador Haley’s resignation, Ambassador Haley served on the following committee of the Board:

•	Nikki R. Haley (Nominating and Corporate Governance Committee Member)

The resignation letter submitted by Ambassador Haley cited her desire to focus on her other engagements and professional responsibilities.

Further, on October 19, 2025, James P. Clements announced his intention to resign from the Board, with such resignation to be effective immediately. At the time of Dr. Clements’ resignation, Dr. Clements served on the following committees of the Board:

•	James P. Clements (Compensation Committee Member, Nominating and Corporate Governance Committee Member)

The resignation letter submitted by Dr. Clements cited his desire to focus his time on his other professional obligations and responsibilities.

About United Homes Group, Inc.

The Company is a publicly traded residential builder headquartered near Columbia, SC. The Company focuses on southeastern markets with active communities in South Carolina, North Carolina and Georgia.

The Company employs a land-light operating strategy with a focus on the design, construction and sale of entry-level, first, second and third move-up single-family houses. The Company principally builds detached single-family houses, and, to a lesser extent, attached single-family houses, including duplex houses and town houses. The Company seeks to operate its homebuilding business in high-growth markets, with substantial in-migrations and employment growth.

Under its land-light lot operating strategy, the Company controls its supply of finished building lots through lot option contracts with third parties, related parties, and land bank partners, which provide the Company with the right to purchase finished lots after they have been developed. This land-light operating strategy provides the Company with the ability to amass a pipeline of lots without the risks associated with acquiring and developing raw land.

As the Company reviews potential geographic markets into which it could expand its homebuilding business, it intends to focus on selecting markets with positive population and employment growth trends, favorable migration patterns, attractive housing affordability, low state and local income taxes, and desirable lifestyle and weather characteristics.

Forward Looking Statements

Certain statements contained in this release, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “seek,” “continue,” or other similar words.

Any such forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which we operate, and beliefs of, and assumptions made by, our management and involve uncertainties that could significantly affect our financial results. Such statements include, but are not limited to, statements about our future financial performance, strategy, expansion plans, future operations, future operating results, estimated revenues, losses, projected costs, prospects, plans and objectives of management. Such statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those projected or anticipated, including, without limitation:

•	disruption in the terms or availability of mortgage financing or an increase in the number of foreclosures in our markets;
•	volatility and uncertainty in the credit markets and broader financial markets;
•	a slowdown in the homebuilding industry or changes in population growth rates in our markets;
•	shortages of, or increased prices for, labor, land or raw materials used in land development and housing construction, including due to changes in trade policies;
•	increases in interest rates or inflationary pressures, including potential tariffs;
•	our ability to execute our business model, including the success of our operations in new markets and our ability to expand into additional new markets;

•	our ability to successfully integrate homebuilding operations that we acquire;
•	our ability to realize the expected results of strategic initiatives;
•	delays in land development or home construction resulting from natural disasters, adverse weather conditions or other events outside our control;
•	changes in applicable laws or regulations;
•	the outcome of any legal proceedings;
•	our ability to continue to leverage our land-light operating strategy;
•	the ability to maintain the listing of our securities on Nasdaq or any other exchange; and
•	the possibility that we may be adversely affected by other economic, business or competitive factors.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release and are not intended to be a guarantee of our performance in future periods. We cannot guarantee the accuracy of any such forward-looking statements contained in this release, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

For further information regarding other risks and uncertainties associated with our business, and important factors that could cause our actual results to vary materially from those expressed or implied in such forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the documents we file from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, our Annual Report on Form 10-K and our quarterly reports on Form 10-Q, copies of which may be obtained from our website at https://ir.unitedhomesgroup.com/financials/sec-filings/default.aspx.

Investor Relations Contact:

Drew Mackintosh

drew@mackintoshir.com

Mobile: 310-924-9036

Media Contact:

Erin Reeves McGinnis

erinreevesmcginnis@unitedhomesgroup.com

Phone: 844-766-4663